SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement       [ ]   Confidential, for Use of the
        Commission                              Commission
[X]     Definitive  Proxy  Statement  Only (as permitted by Rule  14a-6(e)(2))
[ ]     Definitive   Additional   Materials
[ ]     Soliciting   Material   Pursuant  to ss.240.14a-11(c) or ss.240.14a-12

                                  EGAMES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:

                                  eGames, Inc.
                        2000 Cabot Boulevard, Suite 110
                       Langhorne, Pennsylvania 19047-1811


                                                            October 19, 2000


Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of eGames, Inc. (the "Company") which will be held at 2:00 p.m. Eastern Standard Time on Thursday, December 7, 2000 at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to attend, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

         Your copy of the Company's 2000 Annual Report is also enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.

Sincerely,

/s/ Gerrald W. Klein
--------------------
Gerald W. Klein
President and
Chief Executive Officer


Whether or not you plan to attend the meeting, please date and sign your proxy card and promptly return it in the reply envelope provided (which requires no postage if mailed in the United States). Thank you.

                                  EGAMES, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1811
                                 (215) 750-6606

                    Notice of Annual Meeting of Shareholders
                                December 7, 2000

To Our Shareholders:

         The 2000 Annual Meeting of Shareholders of eGames, Inc. (the "Company") will be held at 2:00 p.m. Eastern Standard Time on Thursday, December 7, 2000, at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania, for the following purposes:

         1. To elect four (4) directors;

         2. To approve an amendment to the Company's 1995 Amended and Restated Stock Option Plan;

         3. To vote upon a proposal to approve the 2000 Employee Stock Purchase Plan;

         4. To vote on ratification of the appointment of KPMG LLP as the Company's auditors for the fiscal year ending June 30, 2001; and

         5. To act upon such other business as may properly come before the meeting.

         The Board of Directors has fixed September 21, 2000 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of the meeting and to vote at the meeting.

         You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to date and sign the enclosed proxy card and promptly return it in the envelope provided (which requires no postage if mailed in the United States).

By Order of the Board of Directors,

/s/ Ellen Pulver Flatt
----------------------
Ellen Pulver Flatt
Secretary


October 19, 2000


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.

                                  EGAMES, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1811
                       ----------------------------------

                                 PROXY STATEMENT

         eGames, Inc. (the "Company") is providing to its shareholders this proxy statement and the accompanying proxy card in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania on December 7, 2000 at 2:00 p.m. Eastern Standard Time, or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about October 19, 2000.

                       VOTE REQUIRED AND PROXY INFORMATION

         Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

         A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a date later than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ellen Pulver Flatt, Secretary, eGames, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania 19047-1811.

         All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum for each of the matters on which shareholders will vote at the Meeting. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Election of Directors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast in the election. Directors shall be elected by a plurality, and the four nominees who receive the most votes will be elected. Votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting, but will not be counted as votes cast in the affirmative. Broker non-votes will not be taken into account in determining the outcome of the election.

         Amendment to Stock Option Plan. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast on the approval of the amendment to the 1995 Amended and Restated Stock Option Plan. Abstentions will be counted, and broker non-votes will not be counted, for purposes of determining the presence of a quorum for this matter. The matter will be approved if the majority of the votes cast are for approval. Abstentions will have the effect of negative votes on the approval of the amendment, and broker non-votes will have no effect in determining the outcome of the vote.

         Approval of Employee Stock Purchase Plan. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast on the approval of the 2000 Employee Stock Purchase Plan. Abstentions will be counted, and broker non-votes will not be counted, for purposes of determining the presence of a quorum for this matter. The matter will be approved if the majority of the votes cast are for approval. Abstentions will have the effect of negative votes on the approval of the plan, and broker non-votes will have no effect in determining the outcome of the vote.

         Approval of Auditors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast on the approval of auditors. The matter will be approved if a majority of the votes cast are for approval. Abstentions and broker non-votes will not be taken into account in determining the outcome.

         The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                                VOTING SECURITIES

         At the close of business on September 21, 2000, the record date for the determination of shareholders entitled to receive notice of and to vote at the Company's 2000 Annual Meeting of Shareholders, the Company's outstanding voting securities consisted of 9,749,975 shares of Common Stock. Holders of Common Stock are entitled to one vote per share.

                               SECURITY OWNERSHIP

         The following table sets forth information as supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned on June 30, 2000 by: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) each nominee for director and director of the Company; (iii) each of the Company's executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.



                                                  Amount and Nature
Name of                                             of Beneficial          Percent of Class
Beneficial Owner (1)                                Ownership (2)         Beneficially Owned
--------------------                                -------------         ------------------
Robert M. Aiken, Jr.                                    38,800 (3)                *
2 Cedar Marsh Retreat
Savannah, GA  31411-2922

William C. Acheson                                     293,633 (4)              2.95%

Lawrence Fanelle                                        95,375 (5)                *

Gerald W. Klein                                        460,000 (6)              4.62%

Odyssey Capital Group, L.P.                            797,500 (7)              8.16%
950 West Valley Road, Suite 2902
Wayne, PA 19087

Thomas D. Parente                                       73,350 (8)                *
133 Union Mill Terrace
Mt. Laurel, NJ 08054

Nancy M. Simpson                                        96,333 (9)                *

Lambert C. Thom                                       105,267 (10)              1.07%
Bangert Dawes Reade Davis & Thom
220 Montgomery Street
San Francisco, CA 94104

All officers and directors as a group (9 persons)   1,241,966 (11)              12.1%

--------------
*Less than 1%.


(1) Unless otherwise indicated, the address of each named holder is c/o eGames, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, PA 19047.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within sixty days of June 30, 2000 are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 25,800 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of June 30, 2000 or became exercisable within 60 days of that date.

(4) Includes 199,333 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of June 30, 2000 or became exercisable within 60 days of that date.

(5) Includes 93,300 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of June 30, 2000 or became exercisable within 60 days of that date. Also includes 2,075 shares held by Mr.
         Fanelle's immediate family members.

(6) Includes 215,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of June 30, 2000 or became exercisable within 60 days of that date.

(7) The information presented is as of June 30, 2000 based upon information supplied to the Company by Odyssey Capital Group, L.P. ("Odyssey").
         Includes 28,000 shares of Common Stock issuable upon exercise of warrants. As reported in a Schedule 13G dated February 17, 1997 jointly filed by Odyssey, John P. Kirwin, Bruce E. Terker and Kirk B. Griswold , voting and investment power of the shares of Common Stock held by Odyssey are shared by Odyssey and Messrs. Kirwin, Terker and Griswold, who are each officers of the corporate general partner of Odyssey.

(8) Includes 35,800 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of June 30, 2000 or became exercisable within 60 days of that date. Also includes 5,550 shares held by Mr.
         Parente's immediate family members.

(9) Includes 83,333 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of June 30, 2000 or became exercisable within 60 days of that date.

(10) Includes 25,800 of Common Stock that may be acquired through the exercise of options that were exercisable as of June 30, 2000 or became exercisable within 60 days of that date. Also includes 23,343 shares of Common Stock issuable upon conversion of convertible subordinated debt.

(11)     Includes  762,675  shares of Common  Stock that may be acquired by such persons through the exercise of options and/or conversion of convertible subordinated debt that were exercisable or convertible as of June 30, 2000 or became exercisable or convertible within 60 days of that date.

                        EXECUTIVE OFFICERS OF THE COMPANY

              The executive officers of the Company are as follows:

Name                  Age        Position
----                  ---        --------

Gerald W. Klein        52        President and Chief Executive Officer
William C. Acheson     50        Executive Vice President
Nancy M. Simpson       43        Vice President - Product Development
Lawrence Fanelle       49        Vice President - Operations
Thomas W. Murphy       42        Vice President and Chief Financial Officer
Richard Siporin        41        Vice President of Sales - North America

         Mr. Klein has been President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. Mr. Klein is a certified public accountant.

         Mr. Acheson has been the Company's Executive Vice President since December 1999. He joined the Company in May 1997 as the Company's Vice President
- Sales and Marketing. Prior to that, Mr. Acheson provided marketing consulting services to the Company from January 1997 until April 1997. From 1992 until April 1996, Mr. Acheson served as Senior Vice President of Revlon Corp.

         Ms. Simpson has been Vice President of Product Development of the Company since November 1998. Ms. Simpson joined the Company in November 1997 as Director of Product Development. From January 1996 to November 1997, she was President and founder of a consulting firm which provided technology-driven business solutions to mid-sized companies. From June 1994 to December 1995, Ms. Simpson served as Project Manager of Xapps Corporation, a Microsoft Solutions Provider. From 1977 until December 1993, Ms. Simpson was employed at Checkpoint Systems, Inc., a provider of security and access control systems where she served in various capacities including Information Manager.

         Mr. Fanelle has been the Company's Vice President of Operations since November 1998. He joined the Company as General Manager in September 1997. Prior to joining the Company, Mr. Fanelle was Vice President of Operations of Besam, Inc., a manufacturer of automatic doors primarily for retail stores and supermarkets. Mr. Fanelle joined Besam in 1994 as Director of Operations. From 1979 to 1986, Mr. Fanelle was employed by Checkpoint Systems, Inc., a provider of security and access control systems and was Vice President of Operations of that company from 1987 to 1994.

         Mr. Murphy has been Chief Financial Officer of the Company since July 1999. He joined the Company as Controller in May 1996. Prior to joining the Company, Mr. Murphy was Controller of Megamation Incorporated, a robot manufacturer, from January 1995 until April 1996, and Accounting Manager of Ohmicron, Inc., a biotechnology company, from January 1993 until December 1994. From September 1985 to May 1992, Mr. Murphy served as Accounting Manager at Checkpoint Systems, Inc., a provider of security and access control systems. Mr. Murphy has been a Certified Public Accountant since 1987.

         Mr. Siporin joined the Company in January 2000 as Vice President of Sales - North America. Prior to joining the Company, he served as Senior Vice President of Sales for Sunbeam, Inc., Health Division. From 1988 to 1998, Mr. Siporin served in a number of positions at Revlon, Inc., including serving as Vice President of Sales from 1992 to 1998. From 1982 to 1988, Mr. Siporin held a number of sales management positions with Playtex Family Products.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Four directors are to be elected at the 2000 Annual Meeting to serve for one-year terms until the 2001 Annual Meeting and until their respective successors are elected and qualified. The Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.


Director Name                 Age    Title                                                Since
-------------                 ---    -----                                                -----

Robert M. Aiken, Jr.(1)(2)     57    Director                                              1998

Gerald W. Klein                52    Director, President and Chief Executive Officer       1994

Thomas D. Parente(1)(2)        53    Chairman of the Board of Directors                    1995

Lambert C. Thom (1)(2)         55    Director                                              1997

---------
(1)      Member of Audit Committee
(2)      Member of Compensation Committee

         The principal occupation of each of the nominees for director of the Company is set forth below.

         Robert M. Aiken, Jr., who has been a director since January 1998, has been President of RMA Consulting, Inc., a management consulting firm, since
July 1998. From November 1996 to June 1998, Mr. Aiken was Executive Vice President and Chief Financial Officer of Sunoco, Inc. (formerly Sun Company, Inc.), and from September 1990 to October 1997, Mr. Aiken was Senior Vice President and Chief Financial Officer of Sunoco, Inc. Mr. Aiken has served as Chairman of the Board and Director of Radnor Corp., a real estate development company and wholly-owned subsidiary of Sunoco, Inc., since June 1994. Mr. Aiken is a certified public accountant. In addition to serving on the Company's board, Mr. Aiken serves on the Board of Trustees for Bryn Mawr College.

         Gerald W. Klein has served as President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991. Mr. Klein is a certified public accountant.

         Thomas D. Parente joined the Company as a Director in June 1995, and was elected as Chairman of the Board in August 1998. Mr. Parente is Corporate Secretary and Director of Corporate Development for Ole Hansen & Sons, Inc., a privately owned holding company, a position he has held since December 1996. From May 1995 to November 1996, he was self-employed as a financial consultant to businesses. From April 1988 until April 1995, he was a Vice President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG LLP and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

         Lambert C. Thom joined the Company as a director in December 1997. He has served as Vice President and Managing Director of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment firm, since 1975. From 1989 to 1995, Mr. Thom served as Vice President of John Hancock Capital Growth Management, Inc., an investment management firm.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met 4 times during fiscal 2000. During fiscal 2000, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has a standing Audit Committee and a Compensation Committee. The Audit Committee has the authority and duty to recommend to the Board of Directors the auditors to be engaged as the Company's independent public accountants, to evaluate the performance of the Company's independent public accountants and to review the results and scope of the audit and other services provided by the Company's independent accountants. The Audit Committee also assesses the Company's internal accounting controls, reviews the Company's financial disclosures and takes such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and accounting of its assets and liabilities. The members of the Audit Committee are Messrs. Parente, Thom and Aiken. This committee met 3 times during fiscal 2000.

         The Compensation Committee reviews the Company's compensation practices and benefit plans, determines the compensation of the Company's executive officers, approves goals for Company-wide incentive plans and evaluates performance against these goals. The members of the Compensation Committee are Messrs. Aiken, Parente and Thom. This Committee met 3 times during fiscal 2000.

                            COMPENSATION OF DIRECTORS

         The non-employee members of the Board of Directors receive $500 per meeting attended. Additionally, the members of the Audit Committee receive $500 for each committee meeting attended and the members of the Compensation Committee receive $500 for each committee meeting attended. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. Additionally, the Company's Amended and Restated 1995 Stock Option Plan provides that all non-employee members of the Board of Directors receive an initial grant of options to purchase 10,000 shares of Common Stock upon appointment or election to the Board, and thereafter receive options to purchase 5,000 shares of Common Stock on January 1 of each year that such person is a non-employee director. The options have terms of five years and have an exercise price equal to the fair market value on the date of grant

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the compensation paid during the fiscal years ended June 30, 2000, 1999 and 1998 to the Company's Chief Executive Officer and the Company's other executive officers whose salary and bonus exceeded $100,000 during the 2000 fiscal year.


                                                 Annual Compensation                 Long-Term Compensation
                                                 -------------------                 ----------------------

                                                                                  Securities
                                          Fiscal                                  Underlying         All Other
Name & Principal Position                  Year        Salary($)     Bonus($)     Options(#)       Compensation(2)
-------------------------                  ----        ---------     --------     ----------       ---------------

Gerald W. Klein                            2000        175,885        -0-          37,500             $5,000
President and Chief Executive Officer      1999        165,757        -0-          30,000             $5,581
                                           1998        133,270        -0-          205,000(1)         $3,138


William C. Acheson                         2000        162,877        -0-          25,000             $5,375
Executive Vice President                   1999        150,327        -0-          29,000             $6,055
                                           1998        100,000        60,000       220,000(3)         $2,695


Nancy M. Simpson                           2000        120,477        -0-          10,000             $5,375
Vice President - Product Development       1999        106,404        -0-          25,000             $5,375
                                           1998         63,462        -0-          100,000            $3,750

Lawrence Fanelle                           2000        122,812        -0-          10,000             $5,375
Vice President - Operations                1999        108,135        -0-          25,000             $5,000
                                           1998         84,615       5,000         110,000            $4,125

--------------------------

(1) 205,000 stock options granted to Mr. Klein during the 1997 fiscal year were subsequently canceled and 205,000 new stock options were regranted to Mr. Klein during the 1998 fiscal year at a lower exercise price.

(2) Represents amounts contributed by the Company to each named executive officer's 401(k) Plan.

(3) 100,000 stock options granted to Mr. Acheson during the 1997 fiscal year were subsequently canceled and 100,000 new stock options were granted to Mr. Acheson during the 1998 fiscal year at a lower exercise price.

Option Grants During 2000 Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal 2000. The Company does not have any outstanding stock appreciation rights.


                                                       Percent of Total
                            Number of Securities      Optionss Granted to
                             Underlying Options          Employees in          Exercise Price
      Name                       Granted                 Fiscal Year             ($/Share)       Expiration Date
      ----                       -------                 -----------             ---------       ---------------

Gerald W. Klein                 37,500(1)                     8%                  $3.188            12/07/04
William C. Acheson              25,000(2)                    5.3%                 $3.188            12/07/04
Nancy M. Simpson                10,000(3)                    2.1%                 $3.188            12/07/04
Lawrence Fanelle                10,000(4)                    2.1%                 $3.188            12/07/04

(1) 12,500 of these options become exercisable on each of December 7, 2000, December 7, 2001 and December 7, 2002.
(2) 8,300 of these options become exercisable on each of December 7, 2000 and December 7, 2001, and 8,400 of these options become exercisable on December 7, 2002.
(3) 3,300 of these options become exercisable on each of December 7, 2000 and December 7, 2001, and 3,400 of these options become exercisable on December 7, 2002.
(4) 3,300 of these options become exercisable on each of December 7, 2000 and December 7, 2001, and 3,400 of these options become exercisable on December 7, 2002.

Aggregated option exercises in last fiscal year and fiscal year-end option values

The following table provides information related to employee options exercised by the named executive officers during fiscal 2000 and the value of such options at year-end.


                                                                          Number of Securities         Value* of Unexercised
                                                                         Underlying Unexercised       In-The-Money Options at
                         Shares Acquired on                               Options at FY End (#)              FY-End ($)
           Name              Exercise (#)       Value Realized ($)     Exercisable/Unexercisable      Exercisable/Unexercisable
           ----              ------------       ------------------     -------------------------      -------------------------

Gerald W. Klein                 -0-                    -0-                  215,000 / 57,500                 -0- / -0-
William C. Acheson              -0-                    -0-                  189,666 / 84,334                 -0- / -0-
Nancy M. Simpson                -0-                    -0-                  83,333  / 51, 667                -0- / -0-
Lawrence Fanelle                -0-                    -0-                  93,300  / 51,700                 -0- / -0-

* Value of options based upon a share price of $1.375, the closing price of the Common Stock on June 30, 2000.

Long-Term Incentive Plans

       The Company does not have any long-term incentive plans.

                                  PROPOSAL TWO
                              PROPOSAL TO AMEND THE
                   1995 AMENDED AND RESTATED STOCK OPTION PLAN

       At the meeting, there will be presented a proposal to approve an amendment to the Company's 1995 Amended and Restated Stock Option Plan (the "1995 Plan"). The full text of the 1995 Plan, as proposed to be amended, is attached as Exhibit A. This amendment provides for an increase in the aggregate number of shares of Common Stock reserved for issuance from 1,950,000 shares to 2,950,000 shares.

       The Board of Directors believes that the granting of stock options is an effective method of recruiting and retaining valuable employees of the Company by providing an incentive to such persons and strengthening the identity of interests between such key employees and the Company. An increase in the aggregate number of shares of Common Stock reserved for issuance under the 1995 Plan is necessary to continue the Company's efforts to attract and retain qualified key executives, directors and other personnel. Accordingly, on July 26, 2000, the Board of Directors adopted, subject to shareholder approval, an amendment to increase the number of shares of Common Stock available under the 1995 Plan as described above.

Vote Required for Approval

       To be adopted, the amendment to the 1995 Plan must be approved by a majority of the outstanding shares of Common Stock represented and entitled to vote at the meeting.

       The Board unanimously recommends a vote FOR the adoption of the amendment to the 1995 Plan.

Description of the Plan

       Eligibility

       Those persons who are employees, officers, directors and independent contractors of particular merit of the Company are eligible to be selected by the committee (the "Committee") of the Board of Directors that administers the 1995 Plan. With respect to grants to non-employee directors, the Board of Directors makes the selections. No determination has been made with respect to future recipients of options under the 1995 Plan and it is not possible to specify the names or positions of the executive officers to whom options may be granted, or the number of shares to be covered by such options.

       Types of Options

       The 1995 Plan authorizes (i) the granting of incentive stock options ("Incentive Options") to purchase shares of the Company's Common Stock and (ii) the granting of nonqualified stock options ("Nonqualified Options") to purchase shares of the Company's Common Stock. Unless the context otherwise requires, the term "Option" includes both Incentive Options and Nonqualified Options.

       Administration

       Except as described below, the 1995 Plan is administered by the Compensation Committee (the "Committee") which currently consists of three non-employee members of the Board of Directors. The Committee in its sole discretion determines the eligible persons to be awarded Options, the number of shares subject thereto and the exercise price thereof, subject to certain limitations. In addition, the determinations and the interpretation and construction of any provision of the 1995 Plan by the Committee is final and conclusive. With respect to grants of options to non-employee directors, the 1995 Plan is administered by the Board of Directors.

       Common Stock Subject  to the 1995  Plan

       A total of 1,950,000 shares of Common Stock (subject to adjustment as discussed below) have been reserved for sale upon exercise of Options granted under the 1995 Plan. As of the date hereof, 1,899,832 Options are outstanding under the 1995 Plan. The proposed amendment would increase the number of shares to 2,950,000.

       On October 2, 2000, the last sale price of the Common Stock on the NASDAQ SmallCap Market was $.96 per share.

       Granting of Options

       As of the date hereof, there were approximately 50 employees and three non-employee directors who were eligible to receive Options under the 1995 Plan. Except as described below, the Committee grants Options from time to time in its discretion. Except as described below, no determination has been made as to the number of Options that may be allocated to the individuals named in the Summary Compensation Table, current executive officers as a group, current directors who are not executive officers as a group, or all employees (including all current officers who are not executive officers) as a group, as a result of the amendment as set forth herein. The options granted under the 1995 Plan in the 2000 fiscal year to the Company's named executive officers are set forth in the table entitled "Option Grants During 2000 Fiscal Year."

       The 1995 Plan also provides for automatic and discretionary grants of Options to non-employee directors of the Company. Directors receive Options for 10,000 shares of Common Stock upon becoming directors and Options for 5,000 shares of Common Stock on each January 1.

       Exercise Price of Options

       Options may not be granted with an exercise price per share that is less than the fair market value of a share of Common Stock at the date of grant. The Options granted to non-employee directors will have an exercise price equal to the fair market value of a share of Common Stock at the date of grant.

       Payment of Exercise Price

       The exercise price of an Option may be paid in cash, certified or cashier's check, by money order, personal check, the delivery of already owned Common Stock having a fair market value equal to the exercise price, or by the use of the cashless exercise features of the 1995 Plan, provided, however, that if the optionee acquired such stock directly or indirectly from the Company, he shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of an Option.

       Special Provisions for Incentive Options

       An employee may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of grant and such Incentive Option expires not later than five years from the date of grant.

       Transferability of Options

       No Incentive Option granted under the 1995 Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee may grant Nonqualified Options that are transferable without consideration, to immediate family members.

       Exercisability of Options

       The Committee, in its sole discretion, may limit the optionee's right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Committee also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised. The 1995 Plan provides that upon the occurrence of certain changes in control, mergers or sales of substantially all of the assets of the Company, each Option shall immediately become exercisable in full.

       Expiration of Options

       The expiration date of an Option is determined by the Committee at the time of the grant, but in no event is an Option exercisable after the expiration of 10 years from the date of grant of the Option.

       If an optionee's employment is terminated for cause, all rights of such optionee under the 1995 Plan cease and the Options granted to such optionee become null and void for all purposes. The 1995 Plan further provides that in most instances an Option must be exercised by the optionee within 90 days after the termination of an optionee's employment with the Company (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such Option was exercisable on the date of such termination. If the optionee is a director and is not otherwise employed by the Company, his Option must be exercised within 90 days of the date he ceases to be a director.

       The termination provisions of Options granted to optionees who are independent contractors are determined at the discretion of the Committee. Generally, if an optionee's termination of employment is due to mental or physical disability, the optionee will have the right to exercise the Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while actively employed by the Company, the Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or legatee.

       As described above, an Option becomes exercisable in full upon the occurrence of certain corporate transactions.

       Expiration of the 1995 Plan

       The 1995 Plan will expire on June 30, 2005, and any Option outstanding on such date will remain outstanding until it has either expired or has been fully exercised.

       Adjustments

       The 1995 Plan provides for adjustments to the number of shares under which Options may be granted, to the number of shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of the Company's Common Stock.

       Certain Corporate Transactions

       All outstanding Options automatically become immediately exercisable upon a change in control, as defined in the 1995 Plan. In general, a change in control is deemed to have occurred if existing members of the Board of Directors nominated by existing members cease to constitute a majority of the Board, any person becomes a 50% or more stockholder of the Company (unless the acquisition is approved by a majority of the existing members of the Board), the Company becomes a party to a merger in which it will not be the surviving company or the stockholders approve the disposition of all or substantially all of the assets, or 50% or more of the capital stock, of the Company.

       Amendments

       The Board may amend, suspend or terminate the 1995 Plan or any Option at any time subject to stockholder approval in certain instances, provided that such action may not, without the consent of the optionee, substantially impair the rights of an optionee under an outstanding Option. The Committee may not amend the 1995 Plan without further stockholder approval to increase the number of shares of Common Stock reserved for issuance, to change the class of employees eligible to participate in the 1995 Plan, to permit the granting of Options with more than a 10-year term or to extend the termination date of the 1995 Plan.

Federal Income Tax Consequences

       Grants of Options

       Under current tax laws, the grant of an Option will not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant.

       Exercise of Nonqualified Options and Subsequent Sale of Stock

       Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the Company's Common Stock received over the exercise price. The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of the Common Stock received upon the exercise of an Nonqualified Option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

       Exercise of Incentive Options and Subsequent Sale of Stock

       The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Code, the optionee may not dispose of the Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of the Company's Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of the Company's Common Stock received upon exercise of an Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Option.

       If an Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Company's Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value on the Company's Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

       Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value of the date of exercise of the Company's Common Stock received over the exercise price. If, however, an optionee disposes of the Company's Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.


                                 PROPOSAL THREE
                             PROPOSAL TO APPROVE THE
                       2000 EMPLOYEE STOCK PURCHASE PLAN

         On August 31, 2000, the Board of Directors approved the 2000 Employee Stock Purchase Plan ("Stock Purchase Plan") subject to approval by the Company's stockholders. The text of the Employee Stock Purchase Plan is set forth in Exhibit B to this Proxy Statement. The following summary of the Employee Stock Purchase Plan is subject to, and qualified in its entirety by reference to, Exhibit B.

Vote Required for Approval

         To be adopted, the Stock Purchase Plan must be approved by a majority of the outstanding shares of Common Stock represented and entitled to vote at the meeting.

         The Board unanimously recommends a vote FOR the adoption of the Stock Purchase Plan.

Summary of the Stock Purchase Plan

         The Stock Purchase Plan is designed to encourage and assist employees of the Company and its subsidiaries to share an equity interest in the Company through the purchase of Common Stock of the Company at a discount. It is the intention of the Company to have the Stock Purchase Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Tax Code"). A discussion of the tax consequences under the Stock Purchase Plan is set forth below. The Stock Purchase Plan is not intended to be a plan that meets the requirements of section 401(a) of the Tax Code, and it is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended .

         The Stock Purchase Plan will be administered by the Company's Compensation Committee (the "Committee"), consisting of at least two members. The members of the Committee will be entitled to indemnification in accordance with the Company's bylaws.

         The Stock Purchase Plan allows eligible employees to become participants in the Stock Purchase Plan during the first trading day that occurs in January, April, July or October of each year. Each eligible employee who enrolls in the Stock Purchase Plan is granted an option to purchase shares of Common Stock under the plan, which option will expire after 27 months, subject to change by the Committee. The maximum number of shares of Common Stock that may be purchased under the Plan is 500,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning on July 1, 2001 equal to the lesser of (i) 400,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board, but in no event will more than 500,000 shares of Common Stock be sold under the Plan during any fiscal year.

         Participation in the Stock Purchase Plan is limited to employees of the Company and any subsidiary of the Company (other than subsidiaries specifically excluded from participation by the Board of Directors) who work at least 20 hours per week and at least five months per calendar year, except that employees who beneficially own 5% or more of the voting power of the Company's stock are specifically excluded from participation. It is anticipated that approximately 50 employees of the Company and its subsidiary will be eligible to participate. The discount will generally be 15 percent of the market price of the Common Stock at the date of purchase, or, if less, 15 percent of the market price of the Common Stock at the date of enrollment in the Stock Purchase Plan, or such lower percentage of the market price of the Common Stock at either of those two dates as the Committee determines. If the market price of the stock is lower on a subsequent enrollment date than it was on the employee's enrollment date, the employee's option is automatically replaced with a new option at that lower market price.

         Payment for shares purchased under the option can be made only through payroll withholding, up to a maximum of 15%, or such lesser percentage established by the Committee, of the employee's regular salary payments and overtime pay as directed by the employee upon enrollment in the Stock Purchase Plan. The Company shall then apply the funds withdrawn from the employee's pay to purchase shares of Common Stock on each of four purchase dates per year. The option granted pursuant to the Stock Purchase Plan can in no event give the employee the right to purchase shares in a calendar year with a fair market value in excess of $25,000, determined as of the applicable enrollment date.

         The rights of employees participating in the Stock Purchase Plan are not transferable by operation of law or otherwise, except that amounts accrued through payroll withholding that have not been applied to purchase stock are to be paid in cash to the legal representative of the employee's estate upon the employee's death. The Committee may amend or terminate the Stock Purchase Plan or outstanding options at any time, without notice, including amendments necessary to preclude a charge to earnings under applicable accounting rules, provided that stockholder approval is required for any amendment which would (1) increase the number of shares reserved for purchase under the Stock Purchase Plan; or (2) amend the requirements regarding the class of employees eligible to purchase stock under the Stock Purchase Plan.

Summary of Tax Consequences of the Stock Purchase Plan

         The following discussion of certain federal income tax consequences of the Stock Purchase Plan is based on the Tax Code provisions in effect on the date of this Proxy Statement, current regulations thereunder and existing administrative rulings of the Internal Revenue Service . The discussion is limited to the tax consequences on United States citizens and the tax consequences may vary depending on the personal circumstances of individual employees.

         If the Stock Purchase Plan is approved by the shareholders at the meeting, the Stock Purchase Plan will qualify under Section 423 of the Tax Code. As such, if no disposition of the shares of Common Stock purchased by an employee occurs within one year of the date of purchase or within two years of the applicable enrollment date, no income tax consequences will arise for the employee at the time of purchase. Instead, he or she will have taxable ordinary income at the time of the disposition of the shares to the extent of the lesser of (i) the difference between the purchase price and the market price of the Common Stock at the date of enrollment and (ii) the actual gain (the amount that the market value of the shares on the date of sale exceeds the participant's purchase price). Any additional gain upon sale of the shares will be capital gain. There will be no tax consequences to the Company. If the shares are sold for less than the purchase price, there will be no ordinary income, and the participant will have a long-term capital loss of the difference between the sale price and the purchase price.

         If a participating employee disposes of the shares of Common Stock prior to the time periods referenced above (a "disqualifying disposition"), the employee will have taxable ordinary income at the time of the disqualifying disposition to the extent that the fair market value of the stock on the date of purchase exceeds the participant's purchase price. The amount will be taxable in the year of the disqualifying disposition regardless of whether the sale price (or fair market value on the date of gift) exceeds the purchase price. If the disposition is a sale, any change in the value of the shares after the date of purchase will be a capital gain or loss. The Company will be allowed a tax deduction equal to the amount of ordinary income realized by the employee upon a disqualifying disposition.

Other Information Concerning the Stock Purchase Plan.

         No determination can be made at this time as to the amount of stock that will be purchased, the number or identity of employees who will participate, or the time or times when stock will be purchased, since such amounts will be determined within the sole discretion of the employees who choose to participate in the Stock Purchase Plan.

Stock Price Information

         The last sale price of the Company's Common Stock on the Nasdaq SmallCap Market on October 2 was $.96.

                                  PROPOSAL FOUR
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

       The Board of Directors has renewed the Company's arrangement for KPMG LLP to be its auditors for the fiscal year ending June 30, 2001, subject to the ratification of the appointment by the Company's shareholders. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

                              SHAREHOLDER PROPOSALS

       To be considered for inclusion in the Company's proxy statement relating to the Company's 2001 Annual Meeting of Shareholders, shareholder proposals must be received by the Company at its corporate office by July 5, 2001. In accordance with the Company's Bylaws, to be considered for presentation at the 2000 Annual Meeting of Shareholders, although not included in the Company's proxy statement, shareholder proposals must be received no later than August 4, 2001.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

       Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 2000, all of its officers and directors complied with all filing requirements applicable to them.

                                  OTHER MATTERS

       The Company currently knows of no other business that will be presented for consideration at the 2000 Annual Meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO ELLEN PULVER FLATT, SECRETARY, AT 2000 CABOT BOULEVARD, SUITE 110, LANGHORNE, PA 19047.

By order of the Board of Directors,

Ellen Pulver Flatt
Secretary

                                    Exhibit A

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                 PART I - DEFINITIONS AND ADMINISTRATIVE MATTERS

SECTION 1 - PURPOSE; DEFINITIONS

         The purpose of the eGames, Inc. Amended and Restated 1995 Stock Option Plan (the "Plan") is to enable employees, officers, directors and independent contractors of eGames, Inc. ("the Company") to: (i) own shares of stock in the Company, (ii) participate in the stockholder value which has been created, (iii) have a mutuality of interest with other stockholders and (iv) enable the Company to attract, retain and motivate employees, officers, directors and independent contractors of particular merit.

          For the purposes of the Plan, the following terms shall be defined as set forth below:

         (a)   "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (c)   "Company"   means  eGames,   Inc.,  its   Subsidiaries   or  any
         successor organization.

         (d) "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (e) "Disinterested Person" shall have the meaning set forth in the Rules.

         (f) "Eligible Independent Contractor" means an independent contractor hired by the Company who is neither an Employee of the Company nor a Non-Employee Director.

         (g) "Employee" means any person, including a director, who is employed by the Company and is compensated for such employment by a regular salary.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" means the per share value of the Stock as of any given date, as determined by reference to the price of the last traded share of Stock on the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System for such date or the next preceding date that Stock was traded on such market, or, in the event the Stock is listed on a stock exchange, the closing price per share of Stock as reported on such exchange for such date.

         (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
         Section 422 of the Code.

         (k) "Insider" means a Participant who is subject to Section 16 of the Exchange Act.

         (l) "Non-Employee Director" means any member of the Board who is not an Employee of the 2 Company and is not compensated for employment by a regular salary.

         (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (n) "Parent means any corporation which owns stock entitling such corporation to fifty percent (50%) or more of the voting power of the Company.

         (o) "Participant" means an Employee, officer, Non-Employee Director or Eligible Independent Contractor to whom an award is granted pursuant to the Plan.

         (p) "Plan" means the Rom Tech, Inc. Amended and Restated 1995 Stock Option Plan, as hereinafter amended from time to time.

         (q) "Rules" means Rule 16(b)(3) and any successor provisions promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (r) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (s) "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(d) hereof.

         (t)   "Stock" means the Common Stock of the Company, without par value.

         (u) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Board so determines) granted pursuant to Section 5 below.

         (v) "Subsidiary" means any corporation owned, in whole or in part, by the Company.

SECTION 2 - ADMINISTRATION

         2.1 The portion of the Plan with respect to the grant of Options pursuant to Part II shall be administered by the Board, provided, however, that the Board reserves the right to delegate such administration to a committee of the Board comprised of such directors as the Board may determine, and who shall serve at the pleasure of the Board.

          The Board shall have the authority to grant pursuant to the terms of the Plan: Stock Options to Employees (including directors who are Employees) and officers of the Company, and Eligible Independent Contractors. In particular, the Board shall, subject to the limitations and terms of the Plan, have the authority:

                 (i) to select the officers, directors (who are Employees) and other Employees of the Company, and the Eligible Independent Contractors to whom Stock Options may from time to time be granted hereunder;

                 (ii) to determine whether and to what extent incentive Stock Options are to be granted hereunder;

                 (iii) to determine the number of shares to be covered by each such award granted hereunder;

                 (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including the option or exercise price and any restrictions or limitations, based upon such factors as the Board shall determine, in its sole discretion;

                 (v) to determine whether and under what circumstances a Stock Option may be exercised and settled in cash or Stock or without a payment of cash;

                 (vi) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant; and

                 (vii) to amend the terms of any outstanding award (with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including amendments concerning exercise price changes, vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant's right with respect to awards granted under the Plan, as a result of termination of employment or service or otherwise, based on such factors as the Board shall determine, in its sole discretion.

         The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan, provided that the Board may delegate to the Chief Executive Officer of the Company, or such other officer as may be designated by the Board, the authority, subject to guidelines prescribed by the Board, to grant Options to Employees and Eligible Independent Contractors who are not then subject to the provisions of Section 16 of the Exchange Act, and to determine the number of shares to be covered by any such Option, and the Board may authorize any one or more of such persons to execute and deliver documents on behalf of the Board, provided that no such delegation may be made that would cause grants of Options to persons subject to Section 16 of the Exchange Act to fail to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons.

         No member of the Board or any committee designated by the Board to administer the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option granted under it. Nothing herein shall be deemed to expand the personal liability of a member of the Board or any such committee beyond that which may arise under any applicable standards set forth in the Company's by-laws and Pennsylvania law, nor shall anything herein limit any rights to indemnification or advancement of expenses to which any member of the Board or such committee may be entitled under any by-law, agreement, vote of the stockholders or directors, or otherwise.

         2.2 The portion of the Plan with respect to the grant of Options to Non-Employee Directors pursuant to Part II shall be administered by the Board. The Board shall have the same authority with respect to the grant of Options to Non-Employee Directors under Part II as is provided to the Board pursuant to
Section 2.1

         2.3 (a) The portion of the Plan with respect to the grant of Options pursuant to Part III shall be administered by the Board. Grants of Stock Options under Part III of the Plan and the amount, price and timing of the awards to be granted will be automatic, as described in Part III hereof. All questions of interpretation of the Plan with respect to the Grant of Options pursuant to Part III will be determined by the Board, and such determination shall, unless otherwise determined by the Board, be final and conclusive on all persons having any interest hereunder.

             (b) The Board reserves the right to amend the terms of any outstanding award (with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including amendments concerning exercise price changes, vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant's right with respect to awards granted under the Plan, as a result of termination of service or otherwise, based on such factors as the Board shall determine, in its sole discretion.

SECTION 3 - STOCK SUBJECT TO THE PLAN

         3.1 The aggregate number of shares of Stock that may be issued or transferred under the Plan is 2,950,000, subject to adjustment pursuant to
Section 3.2 below. Such shares may be authorized but unissued shares or reacquired shares. If the number of shares of Stock issued under the Plan and the number of shares of Stock subject to outstanding awards (taking into account the share counting requirements established under the Rules) equals the maximum number of shares of Stock authorized under the Plan, no further awards shall be made unless the Plan is amended in accordance with the Rules or additional shares of Stock become available for further awards under the Plan. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised, such shares shall again be available for subsequent awards under the Plan.

         3.2 If any change is made to the Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding awards under the Plan, the Board shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award and/or the option price of each outstanding Option, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

         3.3 In any fiscal year of the Company, the maximum number of shares of Common Stock with respect to which Options may be granted to any optionee shall not exceed 5% of the Common Stock outstanding, as adjusted for stock splits, stock dividends or other similar changes affecting the Common Stock.

SECTION 4 - DESIGNATION OF OPTIONEES

         4.1 Optionees under Part II of the Plan shall be selected, from time to time, by the Board from among those Employees and Eligible Independent Contractors who, in the opinion of the Board, occupy responsible positions and who have the capacity to contribute materially to the continued growth, development and long-term success of the Company and its Subsidiaries. Optionees under Part II may also be selected from among those Non-Employee Directors who, in the opinion of the Board, have the capacity to devote themselves to the Company's success.

         4.2 All Non-Employee Directors on the date of grant shall be eligible to receive Options under Part III of the Plan.



       PART II - GRANTS TO EMPLOYEES, ELIGIBLE INDEPENDENT CONTRACTORS AND
                             NON-EMPLOYEE DIRECTORS

SECTION 5 - STOCK OPTIONS

         Any Stock Option granted under Part II of the Plan shall be in such form as the Board may from time to time approve. Stock Options granted under
Part II of the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Board shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The Board shall have the authority to grant Non-Qualified Stock Options to Non-Employee
Directors under Part II. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under Section 422. Options granted hereunder shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate:

         5.1 OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board at the time of grant; provided, however, that the option price per share for any Stock Option shall be not less than 100% of the Fair Market Value of the Stock on the date of grant. Any Incentive Stock Option granted to any optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation (within the meaning of Section 424 of the Code), shall have an exercise price no less than 110% of Fair Market Value per share on the date of the grant.

         5.2 OPTION TERM. The term of each Stock Option shall be fixed by the Board, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. However, any Incentive Stock Option granted to any optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

         5.3 EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at or after grant. If the Board provides, in its discretion, that any Stock Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

         5.4 METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5.3, Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by cash, check, or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based upon the Fair Market Value of a share of Stock on the business date preceding tender if received prior to the close of the stock market and at the Fair Market Value on the date of tender if received after the stock market closes); provided, however, that, (i) in the case of an Incentive Stock Option, the right to make a payment in the form of unrestricted Stock already owned by the optionee may be authorized only at the time the Option is granted and (ii) the Company may require that the Stock has been owned by the Participant for a minimum period of time specified by the Board. In addition, if such unrestricted Stock was acquired through exercise of an Incentive Stock Option, such Stock shall have been held by the optionee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, or if such Stock was acquired through exercise of a Non-Qualified Stock Option or of an option under a similar plan of the Company, such Stock shall have been held by the optionee for a period of more than one year on the date of exercise, and further provided that the optionee shall not have tendered Stock in payment of the exercise price of any other Option under the Plan or any other stock option plan of the Company within six calendar months of the date of exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant, and with the consent of the Board, the Company shall permit payment to be made by means of a "cashless exercise" of an Option. Payment by means of a cashless exercise shall be effected by the Participant delivering to the Securities Broker irrevocable instructions to sell a sufficient number of shares of Stock to cover the cost and expenses associated therewith and to deliver such amount to the Company. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall not have any right to dividends or other rights of a stockholder with respect to shares subject to the Option until such time as Stock is issued in the name of the optionee following exercise of the Option in accordance with the Plan.

         5.5 STOCK OPTION AGREEMENT. Each Option granted under this Plan shall be evidenced by an appropriate Stock Option agreement, which agreement shall expressly specify whether such Option is an Incentive Stock Option or a Non-Qualified Stock Option and shall be executed by the Company and the optionee. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Board. Such terms and provisions may vary between optionees or as to the same optionee to whom more than one Option may be granted.

         5.6 REPLACEMENT OPTIONS. If an Option granted pursuant to the Plan may be exercised by an optionee by means of a stock-for-stock swap method of exercise as provided in 5.4 above, then the Board may, in its sole discretion and at the time of the original Option grant, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement Option shall cover a number of shares determined by the Board, but in no event more than the number of shares equal to the difference between the number of shares of the original Option exercised and the net shares received by the Participant from such exercise. The per share exercise price of the replacement Option shall equal the then current Fair Market Value of a share of Stock, and shall have a term extending to the expiration date of the original Option. The Board shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Options if it determines the continuance of such grants to no longer be in the best interests of the Company.

         5.7 NON-TRANSFERABILITY   OF  OPTIONS.   No  Stock  Option  shall  be
transferable by the optionee other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted under the Rules, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Board may grant non-qualified Options that are transferable, without payment of consideration, to immediate family members (i.e., spouses, children and grandchildren) of the Optionee or to trusts for, or partnerships whose only partners are, such family members. The Board may also amend outstanding non-qualified Options to provide for such transferability.

         5.8 TERMINATION OF EMPLOYMENT BY REASON OF DEATH. Unless otherwise determined by the Board at or after grant, if any optionee dies during the optionee's period of employment by the Company, or during the periods referred to in Sections 5.9, 5.10 or 5.11, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Board may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         5.9 TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. Unless otherwise determined by the Board at or after grant, if an optionee's employment by the Company terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period of one year (or such shorter period as the Board may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         5.10 TERMINATION OF EMPLOYMENT UPON RETIREMENT. Unless otherwise determined by the Board at or after grant, if an optionee's employment terminates due to retirement (as hereinafter defined), any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the date of retirement, or on such accelerated basis as the Board may specify at grant, for a period of one-year (or such shorter period as the Board may specify at grant) from the date of such retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of this Section 5.10, "Retirement" shall mean any Employee retirement under the Company's retirement policy.

         5.11 OTHER TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Board at or after grant, in the event of termination of employment
(voluntary or involuntary) for any reason other than death, Disability or retirement, or if an Employee is terminated for cause, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Board may determine at or after grant, for a period of three months (or such shorter period as the Board may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter. If an Employee is terminated for cause, any Stock Option held by such Optionee shall terminate immediately.

         5.12 INCENTIVE STOCK OPTION LIMITATION. The aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company shall not exceed $100,000.

         5.13 TERMINATION OF ELIGIBLE INDEPENDENT CONTRACTORS OPTIONS. The termination provisions of Options granted to Eligible Independent Contractors shall be determined by the Board in its sole discretion.

         5.14 WITHHOLDING AND USE OF SHARES TO SATISFY TAX OBLIGATIONS. The obligation of the Company to deliver Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option is subject to the withholding requirements of applicable federal tax laws, the Board, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Board), may permit the optionee to satisfy the federal withholding tax, in whole or in part, by electing to have the Company withhold (or by delivering to the Company) shares of Stock, which Stock shall be valued, for this purpose, at their Fair Market Value on the date the amount of tax required to be withheld is determined (the "Determination Date"). Such election must be made in compliance with and subject to the Withholding Rules, and the Board may not withhold shares of Stock in excess of the number necessary to satisfy the minimum federal income tax withholding requirements. If Stock acquired upon the exercise of an Incentive Stock Option is used to satisfy such withholding requirement, such Stock must have been held by the optionee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the Determination Date. If Stock acquired through the exercise of a Non-Qualified Stock Option or of an option under a similar plan is delivered by the optionee to the Company to satisfy such withholding requirement, such Stock must have been held by the optionee for a period of more than one year on the Determination Date. For Optionees subject to
Section 16 of the Exchange Act, to the extent required by Section 16, the election to have Stock withheld by the Company hereunder must be either (a) an irrevocable election made six months before the Determination Date; or (b) an irrevocable election where both the election and the Determination Date occur during one of the ten-day periods beginning on the third business day following the date of release of the Company's quarterly or annual summary financial data and ending on the twelfth business day following such release.

         5.15 ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACTS. Within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the optionee a certificate for the Stock purchased pursuant to the exercise of the Option. At the time of any exercise of any Option, the Company may, if it shall deem it necessary and desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, require the optionee to represent in writing to the Company that it is his or her then intention to acquire the Stock for investment and not with a view to distribution thereof and that such optionee will not dispose of such Stock in any manner that would involve a violation of applicable securities laws. In such event, no Stock shall be issued to such holder unless and until the Company is satisfied with such representation. Certificates for shares of Stock issued pursuant to the exercise of Options may bear an appropriate securities law legend.

         5.16 TERMINATION OF NON-EMPLOYEE DIRECTORS OPTIONS. Section 11 of the Plan shall apply to the termination of Options granted to Non-Employee Directors under Part II.

                   PART III - GRANTS TO NON-EMPLOYEE DIRECTORS

SECTION 6 - GRANT OF OPTIONS

         Options to purchase 10,000 shares of Common Stock, subject to adjustment as provided in Section 3.2 (the "Initial Options") and options to purchase 5,000 shares, subject to adjustments as provided in Section 3.2 (the "Annual Options"), shall be granted to Non-Employee Directors as follows:

         (a) Each Non-Employee Director on the 30th day after the stockholders of the Company have approved the Plan shall be granted an Initial Option.

         (b) Each Non-Employee Director who is not granted an Initial Option pursuant to Section 6(a), shall be granted an Initial Option on the first business day immediately following the date that such person is first elected or appointed to serve as a Non-Employee Director.

         (c) Each year on January 1, each Non-Employee Director on such date shall be granted an Annual Option.

SECTION 7 - TYPES OF OPTIONS

         All options granted under Part III of the Plan shall be non-qualified Stock Options for purposes of the Code.

SECTION 8 - OPTION PRICE

         The purchase price of each share of Stock issuable upon exercise of an Option will be equal to the Fair Market Value of the Stock on the date of grant.

SECTION 9 - OPTION TERM AND RIGHTS TO EXERCISE

         9.1 PERIOD OF OPTION AND RIGHTS TO EXERCISE. Except as set forth herein, each Non-Employee Director who receives options under this Plan must continue to hold office as a Non-Employee Director of the Company for six months from the date that the Initial Option is granted and six months from the date each Annual Option is granted before he can exercise any part thereof. Thereafter, subject to the provisions of the Plan, options will vest and be exercisable as follows:

         (a)  Initial Options.

               (i) Each Initial Option will vest and be exercisable in full six months from the date of grant.

               (ii The right to exercise an Initial Option will expire on the fifth anniversary of the date on which the option was granted.

               (iii) Once an Initial Option has become exercisable, such option may be exercised in whole at any time or in part from time to time until the expiration of the option, whether or not any option granted previously to the optionee remains outstanding at the time of such exercise.

         (b)  Annual Options.

               (i) Each Annual Option will vest and be exercisable on a cumulative basis as to 2,500 shares beginning six months from the date of grant and 2,500 additional shares beginning on the first anniversary of the date of grant.

               (ii) The right to exercise an Annual Option will expire on the fifth anniversary of the date on which the option was granted.

               (iii) Once each installment of an Annual Option has become exercisable, it may be exercised in whole at any time or in part from time to time until the expiration of the option, whether or not an option granted previously to the optionee remains outstanding at the time of such exercise.

SECTION 10 - PAYMENT OF OPTION PRICE

         Payment or provision for payment of the purchase price shall be made as follows: (i) in cash or check; (ii) by exchange of Stock valued at its Fair Market Value on the date of exercise; (iii) by means of a cashless exercise procedure by the delivery to the Company of an exercise notice and irrevocable instructions to the Securities Broker to sell a sufficient number of shares of Stock to pay the purchase price of the shares of Common Stock as to which such exercise relates and to deliver promptly such amount to the Company; or (iv) by any combination of the foregoing. Where payment of the purchase price is to be made with shares of Stock acquired through exercise of a non-qualified Stock Option or of an option under a similar plan of the Company, such Stock shall have been held by the optionee for a period of more than one year on the date of exercise, and further provided that the optionee shall not have tendered Stock in payment of the exercise price of any other Option under the Plan or any other stock option plan of the Company within six calendar months of the date of exercise.

SECTION 11 - TERMINATION OF SERVICE

         Upon cessation of service as a Non-Employee Director (for reasons other than retirement or death), including cessation of service due to physical or mental disability that prevents such person from rendering further services as a Non-Employee Director, only those options exercisable at the date of cessation of service shall be exercisable by the Non-Employee Director, or on such accelerated basis as the Board may determine at or after grant, for a period of three months, or such other period as the Board may specify from time to time. Upon the retirement or death of a Non-Employee Director, options shall be exercisable as follows:

         (a) Retirement. Upon retirement as a Non-Employee Director after the Non-Employee Director has served for at least six consecutive years as a director, all Options shall continue to be exercisable during their terms as if such person had remained a Non-Employee Director.

         (b) Death. In the event of the death of a Non-Employee Director while a member of the Board, or within the period after termination of service referred to in the first paragraph of Section 11, the Options granted to him shall be exercisable, to the extent then exercisable, for a period of one year from the date of the Non-Employee Director's death, or until the expiration of the Option, whichever period is shorter.

SECTION 12 - NO GUARANTEED TERM OF OFFICE

         Nothing in this Plan or any modification thereof, and no grant of an option, or any term thereof, shall be deemed an agreement or condition guaranteeing to any Non-Employee Director any particular term of office or limiting the right of the Company, the Board or the stockholders to terminate the term of office of any Non-Employee Director under the circumstances set forth in the Company's Certificate of Incorporation or Bylaws, or as otherwise provided by law.

SECTION 13 - OTHER RESTRICTIONS

         Sections 5.5, 5.7 and 5.15 of the Plan shall apply to options granted pursuant to Part III of the Plan.



                             PART IV - MISCELLANEOUS

SECTION 14 - CHANGE IN CONTROL

         A "Change in Control" for purposes of this Plan shall mean any one of the events described below:

         14.1 at any time during a period of two (2) consecutive years, at least a majority of the Board shall not consist of Continuing Directors. "Continuing Directors" shall mean directors of the Company at the beginning of such two-year period and directors who subsequently became such and whose selection or nomination for election by the Company's shareholders was approved by a majority of the then Continuing Directors; or

         14.2 any person or "group" (as determined for purposes of Regulation 13D-G promulgated by the Commission under the Exchange Act or under any successor regulation), but excluding any majority-owned subsidiary or any employee benefit plan sponsored by the Company or any subsidiary or any trust or investment manager for the account of such a plan, shall have acquired "beneficial ownership" (as determined for purposes of such regulation) of the Company's securities representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities unless such acquisition is approved in advance by a majority of the directors of the Company who were in office immediately preceding such acquisition and any individual selected to fill any vacancy created by reason of the death or disability of any such director; or

         14.3 the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of Common Stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change in ownership of the Company or other securities or cash or other property (excluding payments made solely for fractional shares); or

         14.4 the Company's shareholders (i) approve any plan or proposal for the disposition or other transfer of all, or substantially all, of the assets of the Company, whether by means of a merger, reorganization, liquidation or dissolution or otherwise or (ii) dispose of, or become obligated to dispose of, 50% or more of the outstanding capital stock of the Company by tender offer or otherwise. If a Change in Control has occurred, all outstanding options granted under the Plan shall be immediately exercisable by the holders of the options for the total remaining number of Shares covered by the options and shall survive any such event.

SECTION 15 - AMENDMENTS AND TERMINATION

         The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee or Participant under a Stock Option award theretofore granted, without the optionee's or Participant's consent, or which, without the approval of the Company's stockholders, would require stockholder approval under the Rules. The Board may amend the terms of any stock option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. The Board may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan, to take into account changes and applicable tax laws, securities laws, and accounting rules, as well as other developments.

SECTION 16 - UNFUNDED STATUS OF PLAN

         The Plan is intended to constitute an "unfunded" plan of incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Board otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 17 - GENERAL PROVISIONS

         17.1 All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange or over-the-counter market upon which the Stock is then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         17.2 Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

         17.3 The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its Employees, directors or Independent Contractors at any time.

         17.4 No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any award under the Plan, the Participant who is an Employee of the Company shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. To the extent permitted by the Board, in its sole discretion, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         17.5 The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid. The Plan shall be governed by and subject to all applicable laws and to such approvals by any governmental or regulatory agency as may be required.

SECTION 18 - EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall be effective as of the effective date the Plan is adopted by the Board of Directors and Shareholders of the Company, (the
"Effective Date"), subject to the consent or approval of the Company's stockholders as provided below. No Stock Option award shall be granted pursuant to the Plan on or after ten years from the Effective Date, but Stock Options granted prior to such tenth anniversary may be exercised after such date. If the Plan is not approved by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan, within 12 months after such effective date, any Incentive Stock Options that have been granted shall automatically become Non-Qualified Stock Options.

SECTION 19 - INTERPRETATION

         A determination of the Board as to any question which may arise with respect to the interpretation of the provisions of this Plan or any Options shall be final and conclusive, and nothing in this Plan, or in any regulation hereunder, shall be deemed to give any Participant, his legal representatives, assigns or any other person any right to participate herein except to such extent, if any, as the Board may have determined or approved pursuant to this Plan. The Board may consult with legal counsel who may be counsel to the Company and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.

SECTION 20 - GOVERNING LAW

         With respect to any Incentive Stock Options granted pursuant to the Plan and the agreements thereunder, the Plan, such agreements and any Incentive Stock Options granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania shall govern the operation of, and the rights of Participants under, the Plan, the agreements and any Options granted thereunder.

SECTION 21 - COMPLIANCE WITH THE RULES

         21.1 Unless an Insider could otherwise transfer shares of Stock issued hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of grant of an Option to the date of disposition of the Stock issued upon exercise of such Option.

         21.2 It is the intent of the Company that this Plan comply in all respects with the Rules in connection with any grant of Options to, or other transaction by, an Insider. Accordingly, if any provision of this Plan or any agreement relating to an Option does not comply with the Rules as then applicable to any such Insider, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person. In addition, the Board shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder, or take other action if such authority would cause an Insider's transactions under the Plan not to be exempt under the Rules.

         21.3 Certain restrictive provisions of the Plan have been implemented to facilitate the Company's and Insiders' compliance with the Rules. The Board, in its discretion, may waive certain of these 13 14 restrictions, provided the waiver does not relate in any way to an Insider and, provided further, such waiver or amendment is carried out in accordance with Section 15 hereof.

SECTION 22 - SUBSTITUTION OF OPTIONS IN A MERGER, CONSOLIDATION OR SHARE
             EXCHANGE

         In the event that the Company becomes a party to a merger, consolidation or share exchange (a "Business Combination") and in connection therewith substitutes options under the Plan for options of another party to such Business Combination, notwithstanding the provisions of the Plan, the terms of such substituted options may have the same terms and conditions (provided that the number of shares issuable and the exercise prices are adjusted in accordance with the terms of the Business Combination) as the former options of such other party to the Business Combination, provided, however, that the exercise price of the Options to be granted under the Plan shall be lawful consideration as determined by the Board.

                                    Exhibit B

                                  eGAMES, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN


         1.       Purpose and Effective Date

                  The 2000 Employee Stock Purchase Plan (the "Plan") of eGames, Inc. ("eGames") is designed to encourage and assist employees of eGames and its subsidiaries (together, the "Company") to acquire an equity interest in the Company through the purchase of shares of eGames common stock (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of the Plan shall be construed so as to comply with the requirements of section 423. This Plan is first effective December 7, 2000.

         2.       Administration

                  (a) The Plan shall be administered by a committee of members of the Board of Directors of eGames (the "Board") appointed by the Board (the "Committee"). The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                  (b) The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                 (c) Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. The Committee's determination on the foregoing matters shall be final, binding and conclusive.

                  (d) Subject to the limitations of Section 18, the Board shall have the power to amend the Plan from time to time. In particular, but not in limitation of the foregoing, the Board may increase the option price and/or decrease the option term or make any other changes which the Committee, in its sole discretion, determines are necessary or desirable to preclude the establishment of this Plan or the grant or exercise of any option under it from resulting in a charge to earnings under applicable rules of the Financial Accounting Standards Board.

                  (e) The Committee shall have the authority to delegate the regular operation and administration of the Plan to the appropriate officers and employees of the Company.

                  (f) Each Committee member shall be entitled to indemnification by the Company in accordance with the provisions and limitations of the Company's By-Laws, as the same may be amended from time to time, in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of options under the Plan in which he may be involved by reason of his being or having been a Committee member, whether or not he continues to be a Committee member at the time of the action, suit or proceeding.

         3.       Number of Shares

                  (a) Subject to adjustment upon changes in capitalization of the Company as provided in Subsection (b), the maximum number of shares of the Common Stock that may be purchased under the Plan shall be 500,000 shares of Common Stock; plus an annual increase to be added on the first day of the Company's fiscal year beginning on July 1, 2001 equal to the lesser of (i) 400,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board; provided that in no event shall more than 500,000 shares of Common Stock be sold under the Plan during any fiscal year. Shares sold under the Plan may be newly issued shares or shares held in or hereafter acquired for the Company's treasury, but all shares sold under the Plan, regardless of source, shall be counted against the share limitation.

                  (b) The aggregate number of shares and class of shares as to which options may be granted hereunder, the number of shares covered by each outstanding option and the option exercise price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Subsection and any such determination by the Committee shall be final, binding and conclusive.

         4.       Eligibility Requirements

                  (a) Each Covered Employee, as defined in Subsection (b), shall become eligible to participate in the Plan on the first day of the calendar quarter (January 1, April 1, July 1, October 1) following his commencement of employment with the Company.

                  (b) "Covered Employee" means each Employee, as defined in Subsection (c), other than:

                           (i)  An employee who,  immediately  upon  enrollment
in the Plan, would own stock directly or indirectly, or hold options, warrants or rights to acquire stock, which in the aggregate represents five percent or more of the total combined voting power or value of all classes of stock of the Company;

                           (ii)     An employee  who is  customarily  employed
by the Company less than 20 hours per week or less than five months in any calendar year; and

                           (iii)    An employee who is  prohibited  by the laws
of the nation of his  residence or employment from participating in the Plan.

                  (c) "Employee" shall mean any individual who is an employee within the meaning of section 3401(c) of the Code and the Treasury Regulations thereunder of eGames or a Participating Subsidiary (as defined below). Unless otherwise designated by the Board of Directors, each corporation described in section 424(e) or (f) of the Code shall be a "Participating Subsidiary."

         5.       Enrollment and Reenrollment

                  Each Eligible Employee may become a Participant as of the first Trading Day (as defined below) that occurs in January, April, July, or October of each year, or such other days as may be established by the Committee from time to time (the "Enrollment Dates"), by completing and executing an enrollment form and submitting such form to the Company. Any enrollment form received by the Company on or before the 15th day of the month immediately preceding the month which contains an Enrollment Date (or received on or before the Enrollment Date in the case of an Employee who becomes an Eligible Employee after such 15th day), or such other date established by the Committee from time to time, will be effective on that Enrollment Date. A "Trading Day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

         6.       Grant of Option on Enrollment or Reenrollment

                  (a) Each Covered Employee who enrolls or re-enrolls in the Plan is granted, as of his Enrollment Date, an option to purchase shares of the Common Stock from the Company under the Plan. Any Participant whose option expires and who has not withdrawn from the Plan will be automatically re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires.

                  (b) In addition, if the "fair market value" (as defined in Subsection 8(e)) of the Common Stock on any later Enrollment Date is equal to or less than the fair market value on the Enrollment Date as of which any outstanding option was granted, then (A) the earlier outstanding option shall expire automatically (as provided under Subsection 6(c)) and (B) a new option shall be granted automatically on the later Enrollment Date, which date shall be referred to as an "Automatic Enrollment Date." An Automatic Enrollment Date shall be treated as an Enrollment Date for purposes of establishing the number of shares available for purchase, the term and any other operative provision of an option granted on an Automatic Enrollment Date.

                  (c) Each option granted under the Plan shall have the following terms.

                           (i)      The option  shall  expire 27 months  after
the Enrollment Date, or after such shorter option period as may be established by the Committee from time to time (the "Offering Period"); notwithstanding the foregoing, however, whether or not the option has been fully exercised, the option shall expire on the earliest to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within the Offering Period for all options to be granted on the Enrollment Date, or (B) the occurrence of an Automatic Enrollment Date after the date on which an option is granted under Subsection 6(a), or (C) the date on which the Employee's participation in the Plan terminates for any reason.

                           (ii)     Payment for shares  under the option shall
be made only through  payroll  withholding  in accordance with Section 7.

                           (iii)  Purchase of shares upon exercise of the option
will be effected only on the Purchase
Dates established in accordance with Section 8.

                           (iv) The  price per share  under the  option  will be
determined as provided in Section 8.

                           (v)      Unless  otherwise  established by the
Committee before an Enrollment Date for all options to be granted on such Enrollment Date, the number of shares available for purchase under an option granted to a Participant will be determined by dividing $25,000 by the "fair market value" (as defined in Subsection 8(e)) of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from the Enrollment Date to the expiration of the options.

                           (vi)    The option  (together  with all other options
then outstanding under this and all other similar stock purchase plans of the Company) will in no event give the Participant the right to purchase shares in a calendar year which have a fair market value in excess of $25,000, determined at the applicable Enrollment Dates.

                           (vii)    The option will in all respects be subject
to the terms and conditions of the Plan, as interpreted by the Committee from time to time.

         7.       Payroll Withholding and Tax Withholding

                  (a) Each Participant shall elect, before the Enrollment Date as of which his participation is effective, to have amounts withheld from his compensation paid by the Company during the Option Period, at a rate equal to any whole percentage up to a maximum of fifteen percent (15%), or such lesser percentage as the Committee may establish from time to time. For this purpose, compensation includes regular salary payments, overtime pay, and Participant elective contributions to the Company's benefit plans which are excluded from taxation under section 402 or 125 of the Code, but excludes all other payment including, without limitation, payment of deferred compensation, Company profit sharing and matching contributions to a 401(k) plan, long-term disability, workers' compensation payments, relocation payments, performance bonuses and expense reimbursements (including but not limited to travel, entertainment, and moving expenses). Each Participant shall designate a rate of withholding in his enrollment form and may elect to increase or decrease the rate of withholding effective as of any subsequent Enrollment Date, by delivery to the Company not later than 15 days before such Enrollment Date, of written notice setting forth the withholding rate.

                  (b) Payroll withholdings shall be credited to each Participant , as soon as practicable after the withholding occurs, although no separate accounts will be established. The amounts so withheld shall remain general assets of the Company until applied to the purchase of shares of Common Stock under the Plan. The Company shall have no obligation to pay interest on withholdings to any Participant and shall not be obligated to segregate withholdings.

                  (c) Upon disposition  (within in the meaning of section 424(c)
of the Code) of shares acquired by exercise of an option, each Participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other taxes and any other amount that the Company determines, in its discretion, are then required (whether or not by tax withholding), including any such payment or withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A Participant shall make such similar provisions for any other payment that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

         8.       Purchase of Shares

                  (a) On each "Purchase Date" within the Offering Period, the Company shall apply the funds then credited to each Participant's payroll withholdings account to the purchase of whole shares of Common Stock. A "Purchase Date" shall be the last Trading Day of each month immediately preceding a month containing an Enrollment Date, or on such other day as may be established by the Committee from time to time.

                  (b) The cost to the Participant of shares purchased under any option shall be not less than 85%, or such greater percentage as the Committee shall determine, of the lower of:

                           (i)      the fair market value of the Common Stock on
the Enrollment  Date as of which such option was granted; or

                           (ii) the fair market value of the Common Stock on the
Purchase Date of such shares.

                  (c) Any funds in an amount less than the cost of one share of Common Stock remaining in a Participant's payroll withholdings account on a Purchase Date after any purchase made pursuant to Subsection (a) shall be carried forward in such account for application on the next Purchase Date.

                  (d) If on any Purchase Date, the number of shares available under the Plan are less than the number all Participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the difference. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to Participants as soon as administratively feasible or credited to another purchase plan.

                  (e) For purposes of the Plan, the fair market value of the Common Stock as of any date shall be the closing price of the Common Stock on such date on the NASDAQ SmallCap Market (or such other market or exchange as the Committee selects).

         9.       Withdrawal from the Plan

                  A Participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a Participant's payroll withholdings account shall be distributed to him without interest within 60 days after notice of withdrawal is received by the Company. Any Eligible Employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

         10.      Termination of Employment

                  Participation in the Plan terminates immediately when a Participant ceases to be a Covered Employee for any reason whatsoever (including death, disability or transfer to a subsidiary of the Company that is not a Participating Subsidiary). As soon as administratively feasible after termination, the Company shall pay to the Participant or his beneficiary or legal representative, all amounts credited to the Participant's payroll withholdings account; provided, however, that if a Participant ceases to be a Covered Employee because of the commencement of employment with a subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such Participant's payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date and any funds remaining after such purchase shall be paid to the Participant.

         11.      Distribution upon Death

                  As soon as administratively feasible after the death of a Participant, amounts credited to his account shall be paid in cash to the executor, administrator, or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased Participant.

         12.      Assignment

                  (a) The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except to the extent permitted by Section 11. No Participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the Participant under the Plan.

                  (b) A Participant's right to purchase shares under the Plan shall be exercisable only during the Participant's lifetime and only by him, except that a Participant may direct the Company in the enrollment form to issue share certificates to the Participant and his spouse in community property, to the Participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Committee.

         13.      Administrative Assistance

                  (a) The Committee may retain a brokerage firm, bank, or other financial institution to assist in the purchase or sale of shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by the laws of the nation of his employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his behalf at such institution. Shares purchased by a participant under the Plan shall be issued to and held in the account established for such Participant.

                  (b) The Committee may restrict the transfer of Shares purchased under the Plan out of any account established with an institution pursuant to Subsection (a) as the Committee determines is necessary or desirable to facilitate administration of the Plan or compliance with Section 7 of the Plan.

         14.      Costs

                  All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the accounts of Participants to whom such expenses are attributable. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but brokerage fees for the resale of shares by a Participant shall be paid by the Participant.

         15.      Equal Rights and Privileges

                  All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of section 423 of the Code and the Treasury Regulations thereunder. Any provision of the Plan which is inconsistent with section 423 of the Code shall without further act or amendment by the Company, the Board of Directors or the Committee be reformed to comply with the requirements of section 423. This Section 15 shall take precedence over all other provisions of the Plan.

         16.      Applicable Law

                  Except to the extent superseded by Federal law, the Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the Commonwealth of Pennsylvania.

         17.      Gender and Number

                  Except where otherwise clearly indicated by context, the masculine shall include the feminine and the singular shall include the plural.

         18.      Modification and Termination

                  (a) The Board may amend, alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment shall be effective unless within 12 months after it is adopted by the Board, it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting, if such amendment would:

                           (i)      increase the number of shares reserved for
purchase under the Plan; or

                           (ii)     amend the requirements  regarding the class
of Employees eligible to purchase stock under the Plan.

                  (b) In the event the Plan is terminated, the Committee may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.

                  (c) In the event of the sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, or the dissolution or liquidation of the Company, a Purchase Date shall occur on the Trading Day immediately preceding the date of such event, unless otherwise provided by the Committee in its sole discretion, including provision for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof.

         19.      Rights as an Employee

                  Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the Company's right to terminate the employment of any person at any time with or without cause.

         20.      Rights as a Shareholder; Delivery of Certificates

                  Participants shall be treated as the owners of their shares effective as of the Purchase Date.


         21.      Board and Shareholder Approval

                  The Plan was approved by the Board on August 31, 2000 and will be submitted to the shareholders of eGames on December 7, 2000.

                                 REVOCABLE PROXY
                                  EGAMES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 7, 2000


       The undersigned hereby appoints Gerald W. Klein and William C. Acheson, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of eGames, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania on December 7, 2000 at 2:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary).

                   [   ] FOR                 [   ] VOTE WITHHELD

INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.

ROBERT M. AIKEN, JR.      GERALD W. KLEIN       THOMAS D. PARENTE

LAMBERT C. THOM

2. The approval of an amendment to the Company's 1995 Amended and Restated Stock Option Plan.

                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3.           The approval of the 2000 Employee Stock Purchase Plan.

                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4. The ratification of the appointment of KPMG LLP as auditors for the Company.

                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                  (Continued and to be SIGNED on Reverse Side)

       THIS PROXY IS SOLICITED ON BEHALF OF THE EGAMES BOARD OF DIRECTORS

       Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

                                    Date:                            , 2000
                                    ---------------------------------------
                                                   (Please date this Proxy)



                                                  Signature of Shareholder



                                                  Signature of Shareholder

                                                  Please sign exactly as your
                                                  name(s)  appear(s)  to  the
                                                  left.   When   signing   as
                                                  attorney,         executor,
                                                  administrator,  trustee  or
                                                  guardian,  please give your
                                                  full  title.  If shares are
                                                  held  jointly,  each holder
                                                  should sign.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE